Oak Ridge Small Cap Growth Fund
A series of Investment Managers Series Trust

Supplement dated April 16, 2015, to the
Summary Prospectus and the Prospectus dated April 1, 2015

The following replaces the first paragraph under the section entitled “Principal Investment Strategies” in the “Summary Section” of the Prospectus and the Summary Prospectus:

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small capitalization companies. The Fund’s advisor considers small capitalization companies to be those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index ($7.26 billion as of December 31, 2014) or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index ($5.94 billion as of December 31, 2014) as measured at the end of the preceding month. The Russell 2000 Index (the “Index”) is comprised of the 2,000 smallest U.S. domiciled, publicly traded stocks that are included in the Russell 3000 Index. The size of the companies in the Index changes constantly as a result of market conditions and the composition of the Index. The Fund’s investments will not be confined to securities issued by companies included in the Index. The Fund may at times invest a significant portion of its assets in a single sector.

Please file this Supplement with your records.